                                AMENDMENT NO. 9
                                      TO
                   REVOLVING CREDIT AND TERM LOAN AGREEMENT
                   ----------------------------------------

          This AMENDMENT NO. 9 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (the "Amendment") dated as of December 30, 1996, by and among JONES INTERCABLE INVESTORS, L.P., a Colorado limited partnership (the "Borrower"), the banks signatory hereto (the "Banks"), and MELLON BANK, N.A., a national banking association, as Agent (the "Agent");

                                WITNESSETH THAT:
                                ---------------

          WHEREAS, the Borrower, the Banks and the Agent entered into a Revolving Credit and Term Loan Agreement dated as of August 27, 1987, as amended by Amendment No. 1 dated as of May 5, 1989, Amendment No. 2 thereto dated as of August 10, 1990, Amendment No. 3 thereto dated as of June 30, 1992, Amendment No. 4 thereto dated as of September 30, 1992, Amendment No. 5 thereto dated as of June 30, 1993, Amendment No. 6 thereto dated as of August 31, 1993, Amendment No. 7 thereto dated as of February 28, 1994 and Amendment No. 8 thereto dated as of December 23, 1994 (the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Banks extend the Revolving Credit Expiration Date and eliminate the Term Loans and make other amendments to the Credit Agreement;

          WHEREAS, upon the terms and subject to the conditions set forth herein, the Banks and the Agent are willing to extend such additional credit and make such amendments; and

          WHEREAS, words and terms used herein which are used in the Credit Agreement are, unless the context otherwise requires, used herein as therein defined;

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, and intending to be legally bound hereby, covenant and agree, as follows:


          SECTION 1.  Amendments to Credit Agreement.  Subject to the terms and
                      ------------------------------
conditions set forth herein, the Credit Agreement is hereby amended in the following respects:

          (a) Definitions.  Section 1.01 is amended by deleting the definition
              -----------
of "Revolving Credit Expiration Date" and substituting the following:

          "Revolving Credit Expiration Date" shall mean
          December 31, 1998.
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           (b) Maturity of Loans.  Section 2.01(c) is deleted and the following
               -----------------
is substituted:

           (c) Maturity of Loans.  To the extent not due and payable earlier,
               -----------------
      the Revolving Credit Loans shall be due and payable on the Revolving Credit Expiration Date.

           (c) Elimination of Term Loans. Sections 2.05, 2.06, 2.07 and 4.04 are
               -------------------------
deleted and left blank. All references to the Term Loans, the Term Loan Notes and the Term Loan Expiration Date are deleted from the Agreement.

           (d) The Schedules to the Credit Agreement are amended to read in their entireties as set forth on the Schedules to this Amendment.

           SECTION 2.  Exchange of Notes.  Upon the terms and subject to the
                       -----------------
conditions herein set forth, on or before December 30, 1996, the Borrower shall execute and deliver to the Agent new notes (the "New Notes"), in the form provided by Exhibit A to the Credit Agreement, as amended hereby, with the blanks appropriately filled as provided by the Credit Agreement, as amended hereby. The New Notes shall be deemed for all purposes of the Credit Agreement, as amended hereby, and the Security Documents, as amended hereby, to be the Revolving Credit Notes issued pursuant to the Credit Agreement, and, as used in this Amendment, in the Credit Agreement as amended hereby, and in the Security Documents, as amended hereby, the terms "Note" and "Notes" shall thereafter be deemed to mean and include the New Notes. Promptly after the Effective Date, upon request of the Borrower, each Bank shall surrender to the Borrower its Revolving Credit Note (collectively the "Existing Notes") presently outstanding under the Credit Agreement. Interest which is accrued and unpaid under the Existing Notes shall be due and payable on the dates such interest would have been payable under the Existing Notes.


           SECTION 3.  Representations and Warranties.  The Borrower represents
                       ------------------------------
and warrants to the Agent and the Banks that:

           (a)  Power and Authority.  The Borrower has partnership power and
                -------------------
authority to execute, deliver and carry out the provisions of this Amendment, the Credit Agreement, as amended hereby, and the Security Documents, as amended in connection herewith (collectively, the "Amended Documents"), and the New Notes, and the execution and delivery of this Amendment, the Amended Documents and the New Notes have been duly authorized by all necessary partnership action on the part of the Borrower.

           (b)  Enforceability.  This Amendment has been duly and validly
                --------------
executed and delivered by the Borrower and this Amendment, the New Notes, and the Amended Documents constitute legal, valid

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and binding agreements of the Borrower, enforceable against the Borrower, in accordance with their respective terms, except as enforceability of the foregoing may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

           (c)  Governmental Approvals.  No consent, approval, order or
                ----------------------
authorization of, or registration, declaration or filing with, any Official Body is required in connection with the execution and delivery of this Amendment, the New Notes or the Amended Documents.

           (d)  Conflict with Other Instruments.  Neither the execution and
                -------------------------------
delivery of this Amendment, the New Notes, nor consummation of the transactions contemplated herein or in the Amended Documents or compliance with the terms and provisions hereof or thereof (i) violate any Law, (ii) conflict with or result in a breach of or a default under (A) the Partnership Agreement or (B) any material agreement or instrument to which the Borrower is a party or by which it or any of its properties may be subject or bound (except with respect to conflicts with agreements or instruments, as described on Schedules 1 and 3 to the Credit Agreement as amended hereby, in which a security interest may not be granted or as to which consent to the granting of a security interest is required but has not been received), (iii) conflict with or result in a breach of or a default under the articles of incorporation or by-laws of the General Partner or any material agreement or instrument to which the General Partner is a party or by which any of its properties are bound or (iv) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of the Borrower or the General Partner, other than Liens created by the Security Documents.

           (e)  Representations and Warranties under the Agreement. The
                --------------------------------------------------
representations and warranties contained in Article III of the Credit Agreement and in the Security Documents are, and immediately after giving effect to this Amendment and the transactions contemplated hereby will be, true in all material respects on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof.

           (f)  Events of Default.  No Event of Default and no Potential Default
                -----------------
has occurred and is continuing or exists under the Credit Agreement, as amended hereby, or after giving effect to the transactions contemplated hereby.


           SECTION 4.  Conditions of Amendment.  Subject to the following
                       -----------------------
conditions, the provisions of Section 1 of this Amendment shall become effective as of December 30, 1996 (the "Effective Date"):

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           (a)  Certificate as to Representations and Defaults. The Agent shall
                ----------------------------------------------
have received a certificate, dated the Effective Date, and signed on behalf of the Borrower by the President, Treasurer or chief financial officer of the General Partner, to the effect that (i) the representations and warranties described in Section 3 hereof are true and correct in all material respects on and as of the Effective Date and (ii) on such date no Event of Default or Potential Default has occurred and is continuing or exists or will occur or exist after giving effect to this Amendment.

           (b)  Proceedings and Incumbency. On or before the Effective Date
                --------------------------
there shall have been delivered to the Agent certificates in form and substance satisfactory to the Agent, dated the effective Date of the type referred to in Sections 4.02(a), (b) and (c) of the Credit Agreement, except that (i) in the case of the certificates referred to in Sections 4.01(a) and 4.01(b), such certificates may indicate that no change has occurred with respect to the requested information since the date of the certificate delivered in connection with the initial Loans and (ii) such certificates shall refer to this Amendment and the Amended Documents.

           (c)  Opinions of Counsel. On the Effective Date there shall have been
                -------------------
delivered to the Agent, with sufficient signed copies to provide one for each Bank a written opinion, dated the Closing Date, of Elizabeth Steele, Esquire, General Counsel and Vice President of Jones Intercable, Inc., in form and substance satisfactory to the Agent as to the matters referred to in Sections 3(a), 3(b), 3(c) and 3(d) hereof, and as to such other matters as the Agent may reasonably request.

           (d)  Security Documentation. On or before the Effective Date the
                ----------------------
Agent shall have received amendments to the deed of trust and the assignment of leases executed and delivered on the Closing Date, in form and substance satisfactory to the Agent.

           (e)  New Notes. The Borrower shall have executed and delivered to the
                ---------
Agent the New Notes as required by Section 2 of this Amendment.

           (f)  Details, Proceedings and Documents. All legal details and
                ----------------------------------
proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent, as the Agent may from time to time request.


           SECTION 6.  Miscellaneous. The Borrower agrees to reimburse the Agent
                       -------------
for its reasonable out-of-pocket expenses arising in connection with the negotiation, preparation and

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

execution of this Amendment, including the reasonable fees and expenses of Reed Smith Shaw & McClay, counsel for the Agent.

           Except as amended hereby, the provisions of the Credit Agreement and the Security Documents shall remain in full force and effect.

           This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with and governed by the laws of such Commonwealth.

           All representations, warranties, covenants and agreements of the Borrower contained herein or made in writing in connection herewith shall survive the execution and delivery of this Amendment and the execution and delivery of the Notes and the making of Loans under the Credit Agreement as amended hereby.

           This Amendment may be executed in as many counterparts as may be deemed necessary and convenient and by the separate parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to constitute an original, but all such separate counterparts shall constitute but one and the same instrument.

           If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

           IN WITNESS WHEREOF, the parties hereto by their officers thereunto duly authorized have executed this Amendment as of the date and year first above written.


Attest :                                JONES INTERCABLE INVESTORS, L.P.
                                        a Colorado limited partnership

                                        By:  Jones Intercable, Inc.,
                                             a Colorado corporation,
                                             as general partner


By /s/ Katherine A. LeVoy               By /s/ J. Roy Pottle
  -------------------------------         ------------------------------
Title Ass't Secretary                   Title VICE PRESIDENT/TREASURER
      ---------------------------            ---------------------------


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

                                        MELLON BANK, N.A., individually
                                        and as Agent


                                        By  /s/ ^SIGNATURE APPEARS HERE^
                                          ---------------------------------
                                        Title     Vice President
                                             ------------------------------

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By /s/ Thomas P.  Carden
                                          ---------------------------------
                                        Title  VICE PRESIDENT
                                             ------------------------------



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